UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RECRO PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

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490 Lapp Road

Malvern, PA 19355

2021 ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 20, 2021

March 25, 2021

Dear Shareholder:

We are pleased to invite you to attend Recro Pharma, Inc.’s, or Recro’s, or the Company’s, 2021 Annual Meeting of Shareholders, or Annual Meeting, which will be held at 9:00 a.m., Eastern time, on Tuesday, April 20, 2021. We have decided to hold the Annual Meeting virtually this year due to the public health impact of COVID-19 and to support the health and well-being of our business partners, employees and shareholders. We believe that hosting the Annual Meeting virtually under the current environment will enable greater shareholder attendance and participation and improves our ability to communicate more effectively with our shareholders. The Annual Meeting can be accessed via the Internet at: www.virtualshareholdermeeting.com/REPH2021.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Annual Meeting of Shareholders, or Notice, and 2021 Annual Meeting Proxy Statement, or Proxy Statement. Other than the proposals described in the Proxy Statement, our board of directors, or Board, is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer, Ryan D. Lake, at (484) 395-2436.

Sincerely,

Wayne B. Weisman Chairman of the Board	J. David Enloe, Jr. Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 25, 2021.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

You are invited to attend Recro’s Annual Meeting. At the Annual Meeting, shareholders will vote:

•	to elect the three director nominees that are set forth in the attached Proxy Statement to serve as Class I directors, whose term will expire in 2024;
•	to adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 95 million;
•	to approve adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal;
•	to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement; and
•	to ratify the selection of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2021 fiscal year.

Shareholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION:

Date: April 20, 2021

Time: 9:00 a.m.

Location: Via the Internet

www.virtualshareholdermeeting.com/REPH2021

Record Date: You can vote if you were a shareholder of record on March 11, 2021.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

Carla Lusby

Corporate Secretary

March 25, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our shareholders on or about March 25, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website: www.proxyvote.com.

PROXY SUMMARY

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2020 Annual Report in full.

Summary of Shareholder Voting Matters

Proposal			For More Information	Board of Directors Recommendation
Item 1: Election of Class I directors for a three-year term expiring in 2024			Page 33	✓ FOR Each Nominee
Winston Churchill	James Miller	Wayne B. Weisman
Item 2: Adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 95 million			Page 33	✓ FOR
Item 3: Approval of adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal			Page 34	✓ FOR
Item 4: Approval, on an advisory basis, of the compensation of our named executive officers			Page 34	✓ FOR
Item 5: Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2021			Page 35	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Winston Churchill, James Miller and Wayne B. Weisman as Class I directors, each to serve for a three-year term expiring at our 2024 Annual Meeting of Shareholders. The number of members of our Board is currently set at eight members and is divided into three classes, each of which has a three-year term. Classes I and II consist of three directors and Class III consists of two directors.

The term of office of our Class I directors expires at the Annual Meeting. We are nominating Winston Churchill, James Miller and Wayne B. Weisman for election at the Annual Meeting to serve until the 2024 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Churchill, Mr. Miller, and Mr. Weisman. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Name	Age	Director Since	Occupation	Independent	Committee Memberships			Other Current Public Company Boards
					AC	CC	GC
Winston Churchill	80	2008	Partner, Venture Capital Fund	Yes		M	C	Innovative Solutions and Support, Inc., Amkor Technology, Inc., Baudax Bio, Inc.
James Miller	70	2021	Biopharmaceutical Manufacturing Consultant	Yes
Wayne B. Weisman	65	2008	Partner, Venture Capital Fund	Yes			M	ReWalk Robotics Ltd., Baudax Bio, Inc.
AC = Audit Committee			CC = Compensation Committee			C = Chair
GC = Nominating and Corporate Governance Committee						M = Member

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | i

PROXY SUMMARY (continued)

Corporate Governance Summary Facts

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Items
Size of Board (set by the Board)	8
Number of Independent Directors	6
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes

Recent Corporate Highlights

•

In February 2021, we announced the appointment of James Miller to our Board. Mr. Miller is a well-known and highly regarded advisor on drug manufacturing strategy and a pre-eminent authority on the biopharmaceutical CDMO industry.

•

In December 2020, we appointed J. David Enloe, Jr. as our President and Chief Executive Officer and Ryan D. Lake as our dedicated Chief Financial Officer. Mr. Enloe brings over twenty-five years of executive leadership experience in biotechnology, clinical drug development and GMP manufacturing to Recro, with a proven track record of building and growing multiple CDMO businesses. Mr. Lake has been a key part of our leadership team since joining us as senior vice president of finance in 2017.

•

Since November 2020, we have taken steps, including amending our existing credit agreement with Athyrium Capital Management, that have successfully de-levered a total of $25 million of debt from our balance sheet.

•

During 2020, we launched our Clinical Trial Support services, successfully completed our first client program and initiated our second client program. We believe our Clinical Trial Support service offerings round out our complete one-stop platform for small to mid-sized life science companies.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | ii

TABLE OF CONTENTS

PROXY SUMMARY	i
GENERAL INFORMATION ABOUT THE MEETING	1
BOARD OF DIRECTORS	3
BOARD STRUCTURE AND COMPOSITION	3
CRITERIA FOR BOARD MEMBERSHIP	3
SELECTION OF CANDIDATES	4
POTENTIAL DIRECTOR CANDIDATES	4
DIRECTOR NOMINEES	5
CONTINUING DIRECTORS	8
CORPORATE GOVERNANCE AND RISK MANAGEMENT	13
BOARD INDEPENDENCE	13
BOARD LEADERSHIP STRUCTURE	13
BOARD COMMITTEES	13
RISK MANAGEMENT	13
EVALUATING BOARD EFFECTIVENESS	14
CODE OF CONDUCT	14
DIRECTOR ORIENTATION AND CONTINUING EDUCATION	14
RESTRICTIONS ON THE HEDGING AND PLEDGING OF RECRO SHARES	14
CORPORATE GOVERNANCE GUIDELINES	15
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP	15
FAMILY RELATIONSHIPS	17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
SHAREHOLDER ENGAGEMENT	18
DIRECTOR COMPENSATION	19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
AUDIT COMMITTEE REPORT	22
EXECUTIVE OFFICERS	23
EXECUTIVE COMPENSATION	24
SUMMARY COMPENSATION TABLE	24
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2020	26
EMPLOYMENT AGREEMENTS	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
EQUITY COMPENSATION PLAN INFORMATION	32
ITEMS TO BE VOTED ON	33
ITEM 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2024	33
ITEM 2: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 95 MILLION	33
ITEM 3: APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL	34
ITEM 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	34
ITEM 5: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021	35
OTHER INFORMATION	36
APPENDIX A	37

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to shareholders of Recro in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, April 20, 2021, at 9:00 a.m., Eastern time via the Internet at www.virtualshareholdermeeting.com/REPH2021.

This Proxy Statement and the enclosed proxy card are first being mailed to our shareholders on or about March 25, 2021.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | iii

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are being furnished to our shareholders on or about March 25, 2021. This Proxy Statement and our 2020 Annual Report are available to holders of our common stock at www.proxyvote.com.

SHAREHOLDERS ENTITLED TO VOTE

All shareholders of record of our common stock at the close of business on March 11, 2021, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 31,013,319 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may vote at the Annual Meeting in person or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card	Using the internet at www.proxyvote.com	Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903.

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals in Items 1, 2, 3, 4 and 5. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•

Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not revoke or change your vote over the internet or by telephone after 11:59 p.m., Eastern time, on April 19, 2021;

•	Sign a new proxy card and submit it by mail, which must be received no later than April 19, 2021. Only your latest dated proxy card will be counted;
•	Virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/REPH2021. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy; or
•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or internet, other than virtually attending the Annual Meeting, is 11:59 p.m., Eastern time on April 19, 2021. If you are a registered shareholder and virtually attend the Annual Meeting, you may vote online during the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the internet.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Election of Class I directors for a three-year term expiring in 2024	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 2: Adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 95 million	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 3: Approval of adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 4: Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes
Item 5: Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2021	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either virtually or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, and broker non-votes are considered shareholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting in person or represented by proxy or the chairman of the Annual Meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Okapi Partners LLC to assist with the solicitation of proxies for an estimated fee of up to $17,500, plus any additional expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

HOUSEHOLDING

Shareholders who share a single address may receive only one copy of this Proxy Statement and Annual Report, unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Shareholders who participate in householding will continue to receive separate proxy cards. If your household received only a single set of our proxy materials and you would like a separate copy, or if your household received multiple copies of our proxy materials and you want only a single copy next year, please notify our Corporate Secretary at Corporate Secretary, Recro Pharma, Inc. 490 Lapp Road, Malvern, PA 19355. Shareholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 2

BOARD OF DIRECTORS

Our Board has nominated Winston Churchill, James Miller and Wayne B. Weisman as Class I directors at our Annual Meeting to hold office until our 2024 Annual Meeting of Shareholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the shareholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Winston Churchill, James Miller and Wayne B. Weisman, current Class I directors, have been nominated by our Board for re-election at the Annual Meeting for three-year terms that will expire at the 2024 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee, or the Governance Committee, of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Third Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at eight members. Our Board is divided into three classes with staggered three-year terms. The Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria

Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

• Experience at senior levels in public companies;

• Technology and financial expertise;

• Experience in leadership roles in the life sciences, healthcare or public health fields, including experience in the areas of development and commercialization of drug products and pharmaceutical manufacturing and quality control, including oversight and expansion of contract manufacturing and development operations;

• Personal integrity and ethical character, commitment and independence of thought and judgment;

• Capability to fairly and equally represent our shareholders;

• Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;

• Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and

• Lack of actual and potential conflicts of interest.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 3

BOARD OF DIRECTORS (continued)

The Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas:

Director Skills and Experience
Business Leadership & Operations	International Business
Medicine & Science	Risk Management
Life Sciences, Healthcare & Public Health	Government, Regulatory & Public Policy
Financing & Accounting	Pharmaceutical Manufacturing & Supply
Academia	Technology

SELECTION OF CANDIDATES

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Governance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Governance Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Governance Committee also considers a wide range of additional factors, including: each director’s or candidate’s projected retirement date, to assist in Board succession planning; other positions the director or candidate holds, including other boards of directors on which he or she serves; and the independence of each director or candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

POTENTIAL DIRECTOR CANDIDATES

On an ongoing basis, the Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, shareholders and others (including individuals seeking to join the Board). Shareholders who wish to recommend candidates may contact the Governance Committee in the manner described under the heading “Shareholder Communications to the Board” in this Proxy Statement. Shareholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Shareholder Proposals for Next Year’s Annual Meeting.” Shareholder-recommended candidates and shareholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Governance Committee in the same manner as the Governance Committee’s nominees.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 4

BOARD OF DIRECTORS (continued)

DIRECTOR NOMINEES

CLASS I DIRECTOR NOMINEES – TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS

Winston Churchill
Age: 80 Director Since: 2008	Committee Memberships: Compensation, Governance (Chair)	Other Public Directorships: Innovative Solutions and Support, Inc., Amkor Technology, Inc., Baudax Bio, Inc.
Business Leadership & Operations

Winston J. Churchill has been a member of our Board since 2008. Since 2007, Mr. Churchill has been a director of the corporate general partner of the common general partner of SCP Vitalife Partners II, L.P. and SCP Vitalife Partners (Israel) II, L.P., collectively referred to herein as SCP Vitalife, which beneficially owns 9.0% of our outstanding stock as of March 11, 2021. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. Mr. Churchill has also served since 1993 as the President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., a Small Business Administration-licensed private equity fund. Prior to that, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983, Mr. Churchill practiced law at the Philadelphia firm of Saul Ewing, LLP, where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Innovative Solutions and Support, Inc., Amkor Technology, Inc., Baudax Bio and various SCP Vitalife portfolio companies and he previously served as a director of Griffin Industrial Realty from April 1997 until May 2016. In addition, he serves as a director on the boards of a number of charities and as a trustee of educational institutions including the Gesu School and Young Scholars Charter School and is a Trustee Fellow of Fordham University. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He was awarded a B.S. in Physics, summa cum laude, from Fordham University followed by an M.A. in Economics from Oxford University, where he studied as a Rhodes Scholar, and a J.D. from Yale Law School.

Finance & Accounting
Medicine & Science
Risk Management
Life Sciences, Healthcare & Public Health
Technology

Skills & Qualifications:  Mr. Churchill’s insight into financial and investment matters from his experience in private equity investing in life sciences companies, his financial and corporate governance experience from serving on numerous public and private boards of directors, as well as his long service as a director on our Board, where he gained extensive knowledge of our business and history, contributed to our Board’s conclusion that he should serve as a director of our Company.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 5

BOARD OF DIRECTORS (continued)

James C. Miller
Age: 70 Director Since: 2021	Committee Memberships: None.	Other Public Directorships: None.
Pharmaceutical Manufacturing & Supply

James Miller has been a member of our Board since February 2021. Mr. Miller previously served as the founder and president of PharmSource Information Services, Inc., a market intelligence service, from 1996 to February 2018. Since February 2018, Mr. Miller has provided pharmaceutical manufacturing strategy consulting services to various pharmaceutical manufacturing companies. Mr. Miller previously served as a consultant in corporate strategy at the Boston Consulting Group and as an economist at The World Bank. Mr. Miller serves on the advisory boards of Ajinomoto Bio-Pharma Services, a contract development and manufacturing organization, and C-Squared Pharma, a generic active pharmaceutical ingredient supplier. Mr. Miller received a bachelors in International Study and Economics from American University, a Masters of Regional Planning at the University of North Carolina, Chapel Hill and an MBA from Stanford University Graduate School of Business.

Business Leadership & Operations
Financing & Accounting
Life Sciences, Healthcare & Public Health
Medicine & Science

Skills & Qualifications: Mr. Millers’ extensive experience with pharmaceutical and biological contract manufacturing and development, his deep industry knowledge and his experience as a pharmaceutical and biological manufacturing consultant contributed to our Board’s conclusion that he should serve as a director of our Company.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 6

BOARD OF DIRECTORS (continued)

Wayne B. Weisman
Age: 65 Director Since: 2008	Committee Memberships: Governance	Other Public Directorships: ReWalk Robotics Ltd., Baudax Bio, Inc.
Business Leadership & Operations

Wayne B. Weisman has been a member and the chairman of our Board since 2008. Since 2007, Mr. Weisman has been a director of the corporate general partner of the common general partner of SCP Vitalife, which beneficially owns approximately 9.0% of our outstanding stock as of March 11, 2021. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. He has also led the activities of SCP Private Equity Partners II, L.P., a venture capital fund of which he and Mr. Churchill are principals, in the life sciences area; these activities include investments in the United States and Israel. He has also led several other technology investments for SCP Private Equity Partners II, L.P. He has been a member of the investment committee of the Vitalife Life Sciences funds since their inception in 2002 and has worked closely with these funds since then. Mr. Weisman was a member of the board of directors of CIP Capital, L.P., a small business investment company licensed by the U.S. Small Business Administration since its inception in 1991 until 2017. From 1992 to 1994, Mr. Weisman was executive vice president and member of the board of a public drug delivery technology company. In addition, he also operated a management and financial advisory firm focusing on the reorganization and turnaround of troubled companies and began his career practicing reorganization law at a large Philadelphia law firm. Mr. Weisman possesses extensive experience in venture capital investing, particularly in the life sciences area. In addition to being our Chairman, Mr. Weisman serves on the board of directors of ReWalk Robotics Ltd. and Baudax Bio and on the board of directors for a number of private companies. He is the Vice Chairman of the board of trustees of Young Scholars Charter School, and was chairman of that board from 2010 to 2017. He is also an advisory board member of the Philadelphia-Israel Chamber of Commerce and Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania, and a J.D. from the University of Michigan Law School.

Finance & Accounting
Medicine & Science
Life Sciences, Healthcare & Public Health
International Business
Risk Management
Technology

Skills & Qualifications: As a long time director of our company, Mr. Weisman's extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing, financing and providing strong executive leadership to numerous growing life science companies contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS (continued)

CONTINUING DIRECTORS

CLASS II DIRECTORS – TERMS EXPIRING AT THE 2022 ANNUAL MEETING OF SHAREHOLDERS

Gerri Henwood
Age: 68 Director Since: 2008	Committee Memberships: None	Other Public Directorships: Baudax Bio, Inc.
Business Leadership & Operations

Gerri Henwood has served as a member of our Board since our inception in 2008 and previously served as our President and Chief Executive Officer from 2008 until December 15, 2020. Ms. Henwood has also served as Chief Executive Officer and a director of Baudax since November 2019. From 2006 to 2013, Ms. Henwood served as the President of Malvern Consulting Group, or MCG, a pharmaceutical incubator and consulting firm. From 1999 to 2006, Ms. Henwood was the President and Chief Executive Officer of Auxilium Pharmaceuticals, Inc., a biopharmaceutical company she founded in late 1999. From 1985 to 1999, Ms. Henwood was the founder and Chief Executive Officer of IBAH, Inc., a contract research organization. Ms. Henwood began her career with Smith Kline & French, now part of GlaxoSmithKline plc. She rose through the ranks to be a Brand Manager, then the head of Regulatory and Medical Affairs for the U.S. business and then to the position of Group Director-Marketing in the International Pharmaceutical Division. Ms. Henwood previously served on the board of directors of Tetraphase Pharmaceuticals, Inc., a position she held from May 2015 to the first half of 2020. Ms. Henwood also served on the compensation committee of Tetraphase Pharmaceuticals, Inc. She served on the board of directors of Alkermes, Inc. and its successor company, Alkermes, plc, a global biopharmaceutical company, from 2003 until March 2015, and on the board of directors of MAP Pharmaceuticals, Inc., a biopharmaceuticals company, from 2004 until its acquisition by Allergan, Inc. in March 2013. Ms. Henwood holds a B.S. in Biology from Neumann University.

Finance & Accounting
Life Sciences, Healthcare & Public Health
International Business
Government, Regulatory & Public Policy
Risk Management
Medicine & Science

Skills & Qualifications: Ms. Henwood’s expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies, her strong background in pharmaceutical marketing and commercialization, clinical and product development and substantial knowledge of the pharmaceutical industry, her corporate governance experience as a board member of multiple publicly-traded and privately-held companies, as well as her extensive knowledge of our business and history as a founder of our company, contributed to our Board’s conclusion that she should serve as a director of our Company.

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BOARD OF DIRECTORS (continued)

J. David Enloe, Jr.
Age: 57 Director Since: 2020	Committee Memberships: None	Other Public Directorships: None.
Business Leadership & Operations

J. David Enloe, Jr. has been a member of our Board since December 2020. Mr. Enloe has served as our President and Chief Executive Officer since December 2020 and formerly served as President and Chief Executive Officer of Ajinomoto Bio-Pharma Services, a global, fully integrated CDMO from December 2013 to December 2020. Before joining Ajinomoto, Mr. Enloe served as the Head of the Viral Therapeutics Business Unit at Lonza Group AG, a Swiss multinational chemicals and biotechnology company, which unit was the result of Lonza’s acquisition of Vivante GMP Solutions, a gene therapy CDMO, that Mr. Enloe founded in June 2009 and where he served as President and CEO until its sale to Lonza AG. Before founding Vivante, Mr. Enloe spent 14 years with Introgen Therapeutics, joining as its first employee in 1995 and spending several years as Senior Vice President and COO before ultimately being named President and CEO.  He is a Certified Public Accountant and started his career in public accounting with Arthur Andersen & Co. Mr. Enloe received a B.B.A. in Accounting from the University of Texas at Austin.

Life Sciences, Healthcare & Public Health
International Business
Government, Regulatory & Public Policy
Risk Management
Finance & Accounting
Medicine & Science

Skills & Qualifications: Mr. Enloe’s extensive leadership experience in the CDMO industry, including holding senior leadership positions at a number of CDMOs, along with his deep knowledge of the pharmaceutical industry and insights into the CDMO market contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS (continued)

Bryan M. Reasons
Age: 53 Director Since: 2017	Committee Memberships: Audit (Chair)	Other Public Directorships: Aclaris Therapeutics, Inc.
Business Leadership & Operations

Bryan M. Reasons has been a member of our Board since 2017. Mr. Reasons has served as the Chief Financial Officer of Mallinckrodt plc, a global specialty pharmaceutical company since March 2019. Prior to that, Mr. Reasons served as the Senior Vice President, Finance and Chief Financial Officer of Impax Laboratories, Inc., or Impax, a specialty pharmaceutical company, from December 2012 until February 2019. He previously served as the Acting Chief Financial Officer of Impax from June 2012 to December 2012 and as the Vice President, Finance of Impax from January 2012 to June 2012. Prior to joining Impax, Mr. Reasons served as Vice President, Finance, from January 2010 to November 2011 and as Vice President, Risk Management and General Auditor, from October 2005 to January 2010 at Cephalon, Inc., or Cephalon, a biopharmaceutical company. Following the acquisition of Cephalon by Teva Pharmaceutical Industries Ltd., or Teva, a generic pharmaceuticals company, he served as Vice President, Finance of Teva from November 2011 to January 2012. Prior to joining Cephalon, Mr. Reasons held various finance management positions at E.I. Du Pont De Nemours and Company from 2003 to 2005 and served as senior manager at PricewaterhouseCoopers LLP from 1992 to 2003. Mr. Reasons currently serves as a director and chair of the audit committee of Aclaris Therapeutics, Inc., a position he has held since April 2018. Mr. Reasons has a B.S. in accounting from Pennsylvania State University and an M.B.A. from Widener University and is a certified public accountant.

Finance & Accounting
Life Sciences, Healthcare & Public Health
Risk Management

Skills & Qualifications: Mr. Reasons’ extensive experience in the pharmaceutical industry, including his experience in senior leadership positions at a number of large pharmaceutical companies, as well as his expertise in financial and accounting matters, contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS (continued)

CLASS III DIRECTORS – TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS

William L. Ashton
Age: 70 Director Since: 2009	Committee Memberships: Compensation (Chair), Governance, Audit	Other Public Directorships: Spectrum Pharmaceuticals, Inc.; Baudax Bio, Inc.
Business Leadership & Operations

William L. Ashton has been a member of our Board since 2009. Since the beginning of 2013, Mr. Ashton has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the senior vice president of external affairs reporting to the president and an assistant professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. Mr. Ashton has 29 years’ experience in the biopharmaceutical industry. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen Inc., a biotechnology company, including vice president of U.S. sales and vice president of commercial and government affairs. Mr. Ashton currently serves on the boards of directors of Spectrum Pharmaceuticals, Inc. and Baudax Bio. He previously served on the board of directors of Galena Biopharma, Inc. from April 2013 until January 2018. He is also a member of the board of directors of the National Osteoporosis Foundation and Friends of the National Library of Medicine at the National Institutes of Health. Mr. Ashton holds a B.S. in Education, from the California University of Pennsylvania and an M.A. in Education, from the University of Pittsburgh.

Government, Regulatory & Public Policy
Risk Management
Academia
Medicine & Science

Skills & Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization and reimbursement issues, including developing and leading a commercial sales force, his past advisory role during the early years of Auxilium Pharmaceuticals, Inc., as well as his governance experience as a board member of public and privately-held companies and his reimbursement and scientific expertise contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS (continued)

Dr. Michael Berelowitz
Age: 76 Director Since: 2014	Committee Memberships: Audit, Governance	Other Public Directorships: None
Medicine & Science

Dr. Michael Berelowitz has been a member of our Board since 2014. Since 2011, Dr. Berelowitz has served as our biopharmaceutical consultant. From 2009 to 2011, Dr. Berelowitz was Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc., or Pfizer, a pharmaceutical company. From 1996 to 2009, he held various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility. Prior to that, Dr. Berelowitz spent a number of years in academia. Dr. Berelowitz previously served on the board of directors of Oramed Pharmaceuticals Inc. from June 2010 to August 2016, Kamada Ltd. and Cellect Biotherapeutics Ltd. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association and the Clinical Initiatives Committee of the Endocrine Society and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY – StonyBrook and Mt. Sinai School of Medicine in New York. Dr. Berelowitz holds a MBChB degree from University of Cape Town School of Medicine.

Life Sciences, Healthcare & Public Health
Academia
Government, Regulatory & Public Policy
Risk Management

Skills & Qualifications: Dr. Berelowitz’s years of experience in management roles in the pharmaceutical industry, his experience in overseeing and reviewing clinical trials and drug development, as well as his vast medical skill and scientific expertise in the fields of endocrinology and diabetes, contributed to our Board’s conclusion that he should serve as a director of our Company.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Second Amended and Restated Articles of Incorporation, or Articles of Incorporation, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or collectively, the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website www.recrocdmo.com under “Investors—Governance—Governance Documents.”

BOARD INDEPENDENCE

Our Board has determined that each individual that served as a director of the Company during the year ended December 31, 2020, except for Ms. Henwood and Mr. Enloe, was an “independent” director, as defined under the rules of the Nasdaq Capital Market, or Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer, or CEO, and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of CEO and Chairman of the Board with Mr. Enloe serving as our CEO and Mr. Weisman serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and the Board actively overseeing management of our risks – both at the Board and Committee level. The risk oversight process includes receiving regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, operations (including cybersecurity), finance, legal, regulatory, strategic and reputational risk.

The Board focuses on the overall risks which may affect us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•

The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•

The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

•	The Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

EVALUATING BOARD EFFECTIVENESS

The Board is committed to continuous improvement and annual self-evaluations are an important tool for evaluating effectiveness. The Board and each Committee conduct a rigorous annual self-evaluation of their performance and effectiveness.

Process begins	Evaluation	Presentation of evaluation results	Follow-up

The Governance Committee initiates and oversees the Board evaluation process, which is conducted in the early part of the calendar year.

Each Committee begins an initial evaluation of its own effectiveness.

During the evaluation, the Governance Committee assesses several factors, including:

• Director independence and qualifications to serve on various Committees; and

• Committee chair assignments and membership rotations.

The Governance Committee also reviews the effectiveness of the overall evaluation process and considers whether to:

• incorporate individual director evaluations into the process; or

• conduct the evaluation through an external third-party provider.

In 2020, the Governance Committee determined that no modifications to the existing process were warranted and to maintain the evaluation process in its current form.

		The results of the Board and Committees’ evaluations are presented, in executive session, at a subsequent Board meeting.	Any results requiring additional consideration are addressed at future Board and Committee meetings, as appropriate.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website at www.recrocdmo.com.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise, the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

RESTRICTIONS ON THE HEDGING AND PLEDGING OF RECRO SHARES

Pursuant to the Company’s Insider Trading Policy, which applies to all officers, all directors and all employees of the Company and any of the Company’s subsidiaries, or the Covered Individuals, the Covered Individuals are prohibited from purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any equity security of Recro or any such subsidiary. Covered Individuals are also prohibited from selling “short” any securities of those companies.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Covered Individuals are further prohibited from holding any equity securities of Recro or any such subsidiary in a margin account or otherwise pledging such securities as collateral for a loan. Additionally, standing and limit orders create heightened risks for insider trading, with the possibility that such a transaction will be entered at a time when a director, officer, or other employee holds material, nonpublic information. Recro discourages these types of transactions. If placed, their timeframe should be short in duration and comply with the Additional Procedures of the Company’s Insider Trading Policy.

These prohibitions also apply to family members living in the same household as Covered Individuals, as well as entities influenced or controlled by the Covered Individuals.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, the annual evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed at least annually by the Governance Committee and amended by our Board when appropriate.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

Director	Independence	Board	AC	CC	GC
William Ashton	Yes	M	M	C	M
Michael Berelowitz	Yes	M	M		M
Winston Churchill	Yes	M		M	C
J. David Enloe, Jr.	No	M
Gerri Henwood	No	M
Bryan M. Reasons	Yes	M	C
Wayne B. Weisman	Yes	C			M
James Miller	Yes	M
2020 Meetings	N/A	11	4	5	3
AC = Audit Committee	CC = Compensation Committee	C = Chair
GC = Governance Committee		M = Member

During 2020, each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. All of our directors attended our 2020 Annual Meeting of Shareholders, excluding Mr. Enloe (appointed December 16, 2020) and Mr. Miller (appointed February 9, 2021).

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
•	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	periodically reviewing policies and procedures with respect to data privacy and security we employ in conducting our business;
•	reviewing with management its assessment of our internal control over financial reporting, disclosure controls and procedures;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

•	reviewing our Code of Conduct and recommending any changes to the Board;
•	overseeing our risk assessment and risk management processes;
•	reviewing and ratifying all related party transactions, based on the standards set forth in our Related Party Transactions Policy; and
•	preparing and approving the Audit Committee report required to be included in our annual proxy statement.

The members of our Audit Committee are Mr. Ashton, Dr. Berelowitz and Mr. Reasons (chair). All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Mr. Reasons also qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and shareholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•

annually reviewing and recommending to the Board for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO’s and other executive officers’ performance in light of those goals and objectives;

•	annually reviewing and approving our peer group for compensation benchmarking;
•	determining and approving our CEO’s and other executive officers’ compensation level (including salary, cash and equity-based incentive awards and any personal benefits);
•	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time;
•	determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee; and
•	overseeing risks and exposures associated with executive compensation plans and arrangements.

Our Compensation Committee has delegated authority to our CEO to grant options or other stock awards, in accordance with guidelines established by our compensation consultant, to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

Pay Governance, LLC, or Pay Governance, is our executive compensation consultant. Pay Governance reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Upon request by the Compensation Committee, a representative of Pay Governance attended Compensation Committee meetings. Pay Governance does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters. The Compensation Committee determined Pay Governance to be independent under the Nasdaq and SEC regulations.

The members of our Compensation Committee are Mr. Ashton (chair) and Mr. Churchill. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors”

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, or the Code.

Governance Committee

The Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of shareholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Governance Committee Charter. Among other things, our Governance Committee’s responsibilities include:

•	developing and submitting to the Board for its adoption a list of selection criteria for new directors to serve on the Board;
•

identifying, reviewing and evaluating candidates, including candidates submitted by shareholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by the Company’s shareholders at each annual meeting of shareholders;

•

developing, recommending, and overseeing the implementation of and monitor compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;

•

annually recommending to the Board (i) the assignment of directors to serve on each Committee; (ii) the chairperson of each Committee and (iii) the chairperson of the Board or lead independent director, as appropriate;

•

periodically assessing the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs;

•	reviewing the adequacy of the Articles of Incorporation and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the shareholders;
•	reviewing any proposals submitted by shareholders for action at the annual meeting of shareholders and make recommendations to the Board regarding action to be taken in response to each proposal; and
•

implementing policies with respect to governance risk oversight, assessment and management of risk associated with the independence of our Board and director nominees, potential conflicts of interest of members of our Board and our executive officers and the effectiveness of the Board and the committees thereof.

The Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

The members of our Governance Committee are Mr. Ashton, Dr. Berelowitz, Mr. Churchill (chair) and Mr. Weisman. The Board has determined that all Governance Committee members are independent under the listing standards of Nasdaq.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2020 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of directors of any company that employed or employs any member of our Compensation Committee or Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

SHAREHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to shareholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our shareholders through various platforms, including via our website, in print and in person at investor presentations or shareholder meetings. We view communication between our shareholders and the Board as a dialogue.

How to Communicate with our Directors	By mail: The Corporate Secretary, Recro Pharma, Inc. 490 Lapp Road, Malvern, PA 19355

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

COMPENSATION PROGRAM

The table below depicts our compensation program for our non-employee directors:

Non-Employee Director Compensation Program
Cash
Annual Cash Retainer	$40,000
Annual Committee Chair Retainer:
Audit	$20,000
Compensation	$15,000
Governance	$9,000
Committee Member Retainer:
Audit	$10,000
Compensation	$7,500
Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$30,000
Equity
Initial Equity Grant	A stock option to purchase 20,000 shares of our common stock vesting in three equal annual installments
Annual Equity Retainer	$70,000 in restricted stock units and $65,000 in stock options, granted annually following our annual meeting of shareholders, and in each case vesting on the first anniversary of the date of grant

Cash fees are paid quarterly and are typically pro-rated for non-employee directors who cease to provide services mid-year. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Enloe, receives no separate compensation for his service in such capacity.

DIRECTOR COMPENSATION 2020

The following table provides summary information regarding 2020 compensation to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Total ($)
William L. Ashton	67,500	65,052	69,998	202,550
Michael Berelowitz	55,000	65,052	69,998	190,050
Winston Churchill	56,500	65,052	69,998	191,550
Gerri Henwood (2)	1,667	—	—	1,667
Bryan M. Reasons	60,000	65,052	69,998	195,050
Wayne B. Weisman	75,000	65,052	69,998	210,050
Alfred Altomari (3)	16,250	—	—	16,250
Arnaud Ajdler (4)	20,852	65,052	69,998	155,902
Karen Flynn (5)	—	—	—	—
(1)

Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or ASC 718. The assumptions made in these valuations are included in note 14 to the Annual Financial Statements included in our Annual Report on Form 10-K. As of December 31, 2020, (i) Mr. Ashton had stock options to purchase 96,258 shares of common stock, (ii) Dr. Berelowitz had stock options to purchase 76,758 shares of common stock, (iii) Mr. Churchill and Mr. Weisman each had stock options to purchase 84,258 shares

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DIRECTOR COMPENSATION (continued)

of common stock, (iv) Mr. Reasons had stock options to purchase 52,258 shares of common stock, (v) Mr. Altomari had stock options to purchase 71,853 shares of common stock, and (vi) Ms. Flynn had stock options to purchase 49,853 shares of common stock. In addition, as of December 31, 2020, Messrs. Ashton, Berelowitz, Churchill, Reasons and Weisman had 8,363 outstanding and unvested restricted stock units.

(2)	Ms. Henwood served as our President and Chief Executive Officer until her resignation on December 15, 2020 and received no compensation for her services as a director prior to December 16, 2020.
(3)	Mr. Altomari resigned from our Board on March 6, 2020.
(4)	Mr. Ajdler resigned from our Board effective May 11, 2020.
(5)	Ms. Flynn resigned from our Board effective January 6, 2020.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary and description of audit fees paid or payable to KPMG for each of the years ended December 31, 2020 and 2019 and the fees billed by KPMG for other services in each of those years:

Service	2020	2019
Audit Fees	$665,600	$785,000
Audit-Related Fees	—	$315,000
Tax Fees	167,908	$157,933
All Other Fees	—	—
Total	$833,508	$1,257,933

“Audit fees” represented the aggregate fees for professional services rendered for the audit of our annual consolidated financial statements on Forms 10-K, consents for the use of audit reports and reference to the auditor as an expert in our registration statements, and professional services rendered for the review of our quarterly consolidated financial statements on Forms 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States) and in connection with regulatory filings. Our audit fees in 2019 included an auditor’s attestation relating to our internal control over financial reporting in our 2019 Annual Report.

“Audit-related fees” consisted of fees related to the audits and reviews of the carve out financial statements of our acute care segment related to the November 21, 2019 spin-off of Baudax Bio, Inc., or Baudax Bio, into an independent publicly traded company as a result of a pro rata distribution of its common stock to our shareholders, which we refer to herein as the Separation.

“Tax fees” consisted of fees related to tax compliance, tax planning and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 21

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal years 2020, 2019 and 2018, KPMG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee and the chairman of the Audit Committee have met with management during fiscal year 2020 to consider the adequacy of the Company’s internal controls, and discussed these matters and the overall scope and plans for the audit of the Company with KPMG. The Audit Committee also discussed with management and KPMG the Company’s disclosure controls and procedures.

The Audit Committee has reviewed and discussed management’s assessment of the effectiveness of the Company’s internal controls and the audited consolidated financial statements contained in the Company’s 2020 Annual Report with management. The Audit Committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communication with Audit Committees.” In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2020 Annual Report.

Audit Committee

Bryan Reasons (Chairman)

Michael Berelowitz, M.D.

William Ashton

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
J. David Enloe, Jr.	President, Chief Executive Officer	57
Ryan D. Lake	Chief Financial Officer	43

J. David Enloe, Jr. – See biography information above.

Ryan D. Lake has served as our Chief Financial Officer since January 2018. He had previously served as our Senior Vice President of Finance and Chief Accounting Officer since June 2017. Mr. Lake has also served as the Chief Financial Officer of Baudax Bio since the Separation in November 2019. Mr. Lake has over 20 years of senior financial and life sciences leadership experience. Prior to joining us, Mr. Lake served as Chief Financial Officer and Vice President of Finance of Aspire Bariatrics, Inc., a privately-held, commercial-stage, medical device company from July 2015 to May 2017. From 2012 to 2015, Mr. Lake held executive management and senior finance positions, including Director of the Natural Materials Division, Controller and Senior Director of Finance, at DSM Biomedical (successor to Kensey Nash Corporation after its acquisition in 2012), a division of Royal DSM (listed on Euronext Amsterdam), a global science-based company active in health, nutrition and materials. From 2002 to 2012, Mr. Lake held various senior financial positions of increasing responsibility, most notably Senior Director of Finance and Interim Chief Financial Officer, with Kensey Nash Corporation, a medical device company. Earlier in his career, Mr. Lake worked at Deloitte & Touche, LLP. Mr. Lake has a B.S. degree in Accounting from West Chester University of Pennsylvania and is a certified public accountant and Chartered Global Management Accountant.

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EXECUTIVE COMPENSATION

In 2020, our named executive officers were J. David Enloe, Jr., our President and CEO; Ryan D. Lake, our Chief Financial Officer; and Gerri Henwood, our former President and CEO.

In connection with the Separation, we entered into a Transition Services Agreement with Baudax Bio, whereby we agreed that Ms. Henwood and Mr. Lake would be employed by Baudax Bio but continue to provide services to both companies for a twelve-month period following the Separation. Under this agreement, we reimbursed Baudax Bio approximately 50% of Ms. Henwood’s and Mr. Lake’s 2020 salaries, and approximately 50% of the bonuses awarded to Ms. Henwood and Mr. Lake by Baudax Bio for 2020. Accordingly, we have shown in the Summary Compensation Table below, in the “Salary” and “Bonus” columns, 2020 amounts for Ms. Henwood and Mr. Lake that we funded, even though not directly paid by us.

Ms. Henwood and Mr. Lake were also named executive officers of Baudax Bio in 2020. For more information about the compensation paid by Baudax Bio to Ms. Henwood and Mr. Lake in respect to the services they rendered to Baudax Bio after the Separation, see Baudax Bio’s proxy statement for its 2021 annual meeting of shareholders, filed with the SEC on or around March 11, 2021, or the Baudax Bio Proxy Statement.

This section discusses the material components of the executive compensation program for our named executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2020 and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
J. David Enloe, Jr. (6)	2020	10,577	—	660,001	400,544	—	1,678	1,072,800
President and Chief Executive Officer
Ryan D. Lake	2020	198,985	48,000	1,058,040	744,327	107,640	24,673	2,181,665
Chief Financial Officer	2019	319,777	69,440	623,276	334,200	138,880	44,038	1,529,611
Gerri Henwood (7)	2020	308,654	111,240	—	—	—	21,166	441,060
Former President and Chief Executive Officer	2019	553,846	—	2,608,537	1,062,199	360,000	38,402	4,622,984
(1)

Baudax Bio awarded 2020 annual incentives to Ms. Henwood and Mr. Lake based on the achievement of performance metrics described in the Baudax Bio Proxy Statement. Baudax Bio satisfied Ms. Henwood's annual incentive award 50% in cash and 50% in equity, and Mr. Lake's award 100% in cash. Pursuant to the Transition Services Agreement, we reimbursed Baudax Bio for approximately 50% of the cost of such annual incentives, which amounts are reflected above.

(2)

Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or ASC 718. The assumptions made in these valuations are included in note 14 to the Annual Financial Statements included in our Annual Report.

(3)

Reflects both time-based and performance-based restricted stock unit awards. The value of the performance-based restricted stock unit awards granted in 2020 is shown in the table in accordance with SEC rules based on the weighted average grant date fair value determined in accordance with U.S. GAAP, which was $3.03 per share for Mr. Enloe and $8.89 per share for Mr. Lake. Under U.S. GAAP, the grant date fair value per share of the award is not adjusted for the probable outcome of the award at the date of grant. The grant date fair value of the maximum number of shares that may be earned under these awards was $200,001 for Mr. Enloe and $618,600 for Mr. Lake. Based on the grant date fair value, $498,600 of Mr. Lake’s performance-based restricted stock vested in the first quarter of 2021 when the performance criteria were deemed to have been fully met.

(4)

As described below, we awarded Mr. Lake a 2020 annual incentive, which was satisfied 100% in restricted stock units. The amounts represent annual performance cash bonuses earned in 2020 and paid in the following year.

(5)	These amounts consist of 401(k) matching contributions, the cost of medical benefits and life and disability insurance premiums.
(6)	Mr. Enloe served as our President and Chief Executive Officer beginning on December 15, 2020.
(7)	Ms. Henwood resigned as our President and Chief Executive Officer effective December 15, 2020.

Base Salaries

In January 2020, the Compensation Committee approved the following base salaries for our named executive officers: $600,000 for Ms. Henwood and $400,000 for Mr. Lake. Following the Separation, we ceased to directly pay an annual salary to Ms. Henwood and, with respect to the period prior to December 15, 2020, Mr. Lake. However, in 2020, we reimbursed Baudax Bio approximately 50%

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EXECUTIVE COMPENSATION (continued)

of Ms. Henwood’s and Mr. Lake’s cash compensation. The amounts that we reimbursed to Baudax Bio are reflected in the “Salary” column to the Summary Compensation Table above.

On December 15, 2020, we entered into an employment agreement with Mr. Lake, or the Lake Employment Agreement, pursuant to which Mr. Lake’s base salary was increased to $425,000.

We entered into an employment agreement with Mr. Enloe on December 15, 2020, or the Enloe Employment Agreement. Pursuant to the Enloe Employment Agreement, Mr. Enloe is entitled to a base salary of $550,000.

Annual Bonuses

In 2020, Ms. Henwood and Mr. Lake were eligible to receive annual incentives from Baudax Bio. As described on page 27 of the Baudax Bio Proxy Statement, the target annual incentive amounts in 2020 for Ms. Henwood and Mr. Lake were 60% and 40% of base salary, respectively. These annual incentives were earned at 60% of the respective target amounts. Under the Transition Services Agreement, we reimbursed Baudax Bio for approximately 50% of the cost of such annual incentives, which amounts are reflected in the “Bonus” column of the Summary Compensation Table above.

In addition, Mr. Lake was eligible in 2020 to earn an annual performance bonus from Recro based on the achievement of pre-established corporate and individual objectives as determined by our Board and our Compensation Committee, in consultation with Pay Governance and upon review of the recommendations of our CEO. Mr. Lake was assigned a target bonus opportunity expressed as a percentage of his base salary. His actual bonus payment could be higher or lower than the target bonus amount, based on the achievement of corporate and individual objectives. The Compensation Committee retains the discretion to make adjustments to the calculated bonus amount based on unexpected or unplanned events, our overall financial condition, extraordinary performance or underperformance or other factors deemed appropriate by the Compensation Committee. The target bonus opportunity in 2020 for Mr. Lake was 40% of this base salary.

In determining the amount of the performance bonus award actually paid, our Compensation Committee determined the level of achievement of the corporate goals and individual goals for the year. These goals primarily included meeting certain revenue and EBITDA levels, development of new business, maintaining high quality standards, managing cash to budget and delivering manufactured products on time in full. The Compensation Committee and the Board determined that the percentage attainment of our corporate goals for 2020 was 50%.  In determining Mr. Lake’s individual performance, our Compensation Committee reviewed and considered the recommendations of Ms. Henwood and Mr. Enloe.  Our Compensation Committee approved a 2020 annual bonus payment to Mr. Lake in an amount equal to 68% of his target bonus amount. We satisfied 100% of this annual bonus in equity, by granting 36,000 restricted stock units to Mr. Lake on January 8, 2021, which will vest 50% on April 8, 2021 and 50% on July 8, 2021, subject to continued service with the Company. This amount is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Mr. Enloe was not eligible for a 2020 annual bonus.

Equity Compensation

In 2020, we awarded equity compensation under our 2018 amended and restated equity plan to our named executive officers in the form of time-vesting stock options and time- and performance-vested restricted stock units. We determine equity award amounts based on the judgment of our Compensation Committee, taking into account information and recommendations provided by our compensation consultant. With respect to our named executive officers other than our CEO, the Compensation Committee also considers recommendations provided by our CEO. In determining the amount of awards, the Compensation Committee generally does not consider an employee’s current equity ownership in our common stock or the prior awards that are fully vested, but may consider competitive market factors in our industry.

Our stock option awards typically vest over a four-year period, in 48 equal monthly installments, subject to the continued service of the employee with us. Our time-based restricted stock unit awards typically vest in equal annual installments over a four-year period subject to the continued service of the employee with us. Our performance-based restricted stock unit awards include vesting criteria relating to the achievement of certain development, commercialization and financial goals. We believe these vesting arrangements encourage our named executive officers to continue service with us for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Qualified Plan

The Company maintains a tax-qualified savings plan under Section 401(k) of the Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, the Company currently matches 100%

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EXECUTIVE COMPENSATION (continued)

of employee deferrals under the plan, up to a limit of 5% of the employee’s eligible compensation. Mr. Enloe began participating in the Company’s plan in early 2021. Mr. Lake previously participated in the Baudax Bio plan and began participating in the Company’s plan upon entering his employment agreement on December 15, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2020

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020:

	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of time-based vesting shares or units of stock that have not vested		Market value of time-based vesting shares or units of stock that have not vested ($)(1)	Number of performance-based vesting shares or units of stock that have not vested (#)		Market value of performance-based vesting shares or units of stock that have not vested ($)(1)
J. David Enloe, Jr.		194,175	(2)	3.03	12/14/2030
						151,815	(3)	432,673
									66,007	(4)	188,120
Ryan D. Lake	56,875	8,125	(5)	7.58	6/4/2027
	16,771	6,229	(6)	9.04	1/1/2028
	28,750	31,250	(7)	7.99	1/17/2029
	9,375	35,625	(8)	16.62	2/2/2030
		116,505	(9)	3.03	12/14/2030
						2,500	(10)	7,125
						5,750	(11)	16,388
						9,642	(12)	27,480
						12,000	(13)	34,200
						79,208	(14)	225,743
									30,000	(15)	85,500
									39,604	(16)	112,871
Gerri Henwood	60,000			8.00	3/11/2024
	40,000			7.00	4/7/2024
	43,500			2.47	12/16/2024
	105,300			8.41	12/15/2025
	105,300			7.86	12/14/2025
	141,685	3,015	(17)	7.33	1/17/2027
	72,917	27,083	(6)	9.04	1/1/2028
	91,377	99,323	(7)	7.99	1/17/2029
						5,000	(18)	14,250
						25,000	(11)	71,250
						30,648	(12)	87,347
(1)	The market value is based on the closing stock price of $2.85 on December 31, 2020 (the last trading date in the 2020 fiscal year).
(2)

The stock option is an inducement grant under Nasdaq listing rule 5635(c)(4). The stock option vests in equal monthly installments over 48 months, beginning on January 15, 2021, subject to continued service with us.

(3)

The restricted stock units are an inducement grant under Nasdaq listing rule 5635(c)(4). The restricted stock units vest in four equal annual installments beginning on December 15, 2021, subject to continued service with us.

(4)

The performance-based restricted stock units are an inducement grant under Nasdaq listing rule 5635(c)(4). Vesting of these performance-based restricted stock units are based upon meeting certain 2021 performance criteria, subject to continued service with us through the date on which performance achievement is determined by the Board.

(5)

The stock option is an inducement grant under Nasdaq listing rule 5635(c)(4). The stock option vests in equal monthly installments over 48 months, beginning on July 5, 2017, subject to continued service with us.

(6)	The stock option vests in equal monthly installments over 48 months, beginning on February 2, 2018, subject to continued service with us.
(7)	The stock option vests in equal monthly installments over 48 months, beginning on February 18, 2019, subject to continued service with us.

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EXECUTIVE COMPENSATION (continued)

(8)	The stock option vests in equal monthly installments over 48 months, beginning on March 3, 2020, subject to continued service with us.
(9)	The stock option vests in equal monthly installments over 48 months, beginning on January 15, 2021, subject to continued service with us.
(10)	The restricted stock units vest in four equal annual installments beginning June 5, 2018, subject to continued service with us.
(11)	The restricted stock units vest in four equal annual installments beginning January 2, 2019, subject to continued service with us.
(12)	The restricted stock units vest in four equal annual installments beginning January 18, 2020, subject to continued service with us.
(13)	The restricted stock units vest in four equal annual installments beginning February 3, 2021, subject to continued service with us.
(14)	The restricted stock units vest in four equal annual installments beginning December 15, 2021, subject to continued service with us.
(15)	These performance-based restricted stock units were based on 2020 performance and vested in the first quarter of 2021 when the performance criteria were deemed to have been fully met.
(16)

Vesting of these performance-based restricted stock units are based upon meeting certain 2021 performance criteria, subject to continued service with us through the date on which performance achievement is determined by the Board.

(17)	The stock option vests in equal monthly installments over 48 months, beginning on February 18, 2017, subject to continued service with us.
(18)	The restricted stock units vest in four equal annual installments beginning January 18, 2018, subject to continued service with us.

EMPLOYMENT AGREEMENTS

We entered into the Enloe Employment Agreement and the Lake Employment Agreement, or together, the Employment Agreements, on December 15, 2020.

Compensation

The Employment Agreements provided for annual base salaries for each of Mr. Enloe and Mr. Lake, or, together, the Company Executive Officers, subject to adjustment from time to time. In addition, the Employment Agreements provide that the Company Executive Officers are eligible to participate in our incentive bonus program. The base salaries and target bonus opportunities that were in in effect for 2020 are described in the “Base Salaries” and “Annual Bonuses” sections above.

Termination and Severance

The Employment Agreements each provide the Company Executive Officers with certain severance rights if we terminate the employment of such Company Executive Officer without cause or such Company Executive Officer resigns because of certain material adverse changes to the terms and conditions of his employment within 12 months of a change of control (in either case, an Involuntary Termination), or such Company Executive Officer died or became disabled.

Pursuant to the Employment Agreements, if we terminate one of our Company Executive Officers’ employment without cause (as defined below) or such named Company Executive Officer resigns for certain reasons described below within 12 months of a change of control (as defined below), such Company Executive Officer will generally be entitled to receive:

(i)	any accrued but unused vacation and paid time off and any earned but unpaid bonus in respect of the prior year (referred to as the Accrued Benefits);
(ii)

continuation of such named executive officer’s base salary and health insurance benefits (including for eligible dependents), at active employee rates, for a period of 12 months following the date of termination, with respect to Mr. Lake, and for a period of 18 months following the date of termination, with respect to Mr. Enloe;

(iii)

a pro-rata annual bonus in respect of the fiscal year in which the effective date of termination occurs, to the extent such bonus is earned based on the applicable criteria, paid at the same time it would have otherwise been paid absent the named executive officer’s termination of employment; and

(iv)	outplacement services for a period of 12 months following the date of termination, which shall not exceed $25,000.

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EXECUTIVE COMPENSATION (continued)

If a Company Executive Officer’s employment is terminated as a result of such Company Executive Officer’s disability or death, such Company Executive Officer or such Company Executive Officer’s estate will be entitled to receive:

(i)	the Accrued Benefits;
(ii)

continuation of such named executive officer’s base salary and health insurance benefits (including for eligible dependents) at active employee rates for a period of 18 months following the date of termination, with respect to Mr. Enloe, and a period of 12 months following the date of termination, with respect to Mr. Lake; and

(iii)	a pro-rata target bonus in respect of the fiscal year in which the effective date of termination occurs, paid within 30 days of termination.

The severance benefits are subject to the Company Executive Officer’s execution of a release of claims in favor of the Company. In addition, the agreements provide that if the payments and benefits would be subject to an excise tax under Section 280G of the Code, they would be reduced to the maximum amount that would not trigger the excise tax unless the executive would be better off (on an after-tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes.

Restrictive Covenants

Under the employment agreements, the named executive officers are bound by a non-solicitation of employees and customers and a non-compete during their employment and the one-year period thereafter.

Agreement with Ms. Henwood following the Separation

Following the Separation, our employment agreement with Ms. Henwood was superseded by an agreement that she entered into with Baudax Bio, or the Baudax Bio Agreement. Pursuant to the Baudax Bio Agreement, all of Ms. Henwood’s rights under her prior employment agreement were terminated. We have no further obligations to Ms. Henwood under the prior employment agreement (compensatory or otherwise), other than an obligation to (i) continue to indemnify Ms. Henwood in accordance with our governing documents and to maintain directors’ and officers’ insurance coverage for Ms. Henwood and to (ii) maintain outstanding equity incentive awards held by Ms. Henwood. In addition, pursuant to the Baudax Bio Agreement, Ms. Henwood reaffirmed that her existing obligations to us under the confidentiality, non-solicitation, non-competition, non-disparagement and intellectual property assignment provisions of the prior employment agreement remain in full force and effect.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

RELATIONSHIP WITH BAUDAX BIO AND THE SEPARATION

Prior to completion of the Separation, we owned all of the outstanding shares of common stock of Baudax Bio. Following the Separation, we no longer own any shares of Baudax Bio common stock and each company now operates as a separate, independent public company.

In connection with the Separation, Recro and Baudax Bio entered into a Separation Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement. These agreements govern the relationship Recro and Baudax Bio, including the allocation of various assets, liabilities, rights and obligations, as well as transition services to be provided by Recro to Baudax Bio and by Baudax Bio to Recro. For a more complete description of each of these agreements, see our Current Report on Form 8-K, filed November 26, 2019, as well as Exhibits 2.1, 10.1, 10.2, and 10.3 filed thereto.

We also entered into an Assignment, Assumption and Bifurcation Agreement with Baudax Bio, Recro Gainesville LLC, or Recro Gainesville, and Alkermes Pharma Ireland Limited, pursuant to which Recro Gainesville assigned, conveyed and transferred to Baudax Bio the exclusive worldwide license, to certain nanotechnology intellectual property. For a more complete description of this agreement, see our Current Report on Form 8-K, filed November 26, 2019, as well as Exhibit 10.4 filed thereto.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described above either were approved or ratified in compliance with this policy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 11, 2021 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the Summary Compensation Table above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 31,013,319 shares of our common stock outstanding as of March 11, 2021. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of March 11, 2021 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Shareholders
Entities affiliated with SCP Vitalife (1) 1200 Liberty Ridge Drive Suite 300 Wayne, PA 19087	2,798,955	9.0%
Entities affiliated with Athyrium Capital Management (2) 505 Fifth Avenue, Floor 18 New York, NY 10017	2,551,084	8.2%
Named Executive Officers and Directors
J. David Enloe, Jr. (3)	16,181	*
Ryan D. Lake (4)	206,560	*
William L. Ashton (5)	149,613	*
Michael Berelowitz (6)	126,379	*
Winston J. Churchill (1)(7)	2,934,270	9.4%
Gerri Henwood (8)	906,121	2.9%
James Miller	—	*
Bryan M. Reasons (9)	92,762	*
Wayne B. Weisman (1)(10)	2,941,270	9.5%
All executive officers and directors as a group (9 persons) (11)	4,574,201	14.2%

* Less than 1%

(1)

Based upon information set forth in the Schedule 13D filed on March 21, 2014 and information set forth in Form 4s filed through March 11, 2021 by SCP Vitalife Partners II, L.P., or SCP Vitalife Partners, SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Israel, SCP Vitalife II Associates, L.P., or SCP Vitalife Associates, SCP Vitalife II GP, LTD, or SCP Vitalife GP, Winston J. Churchill, Jeffrey Dykan, and Wayne B. Weisman. SCP Vitalife Partners beneficially owns 2,097,938 shares of common stock and SCP Vitalife Israel beneficially owns 701,017 shares of common stock. As the general partner of SCP Vitalife Partners and SCP Vitalife Israel, SCP Vitalife Associates may be deemed to beneficially own 2,789,955 shares of common stock. As the general partner of SCP Vitalife Associates, SCP Vitalife GP may be deemed to beneficially own 2,789,955 shares of common stock. As directors of SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman may be deemed to beneficially own 2,798,955 shares of common stock. SCP Vitalife Partners shares dispositive and voting power with respect to the 2,097,938 shares of common stock owned. SCP Vitalife Israel shares dispositive and voting power with respect to the 701,017 shares of common stock owned. SCP Vitalife Associates, SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman have shared dispositive and voting power with respect to the aggregate 2,798,955 shares of common stock owned by SCP Vitalife Partners and SCP Vitalife Israel.

(2)

Based upon information set forth in the Schedule 13G filed on February 26, 2021 by Athyrium Opportunities II Acquisition LP, or AOII Acquisition LP, Athyrium Opportunities III Acquisition LP, or AOIII Acquisition LP, Athyrium Opportunities Associates II LP, or Associates II LP, Athyrium GP Holdings LLC, or GP Holdings, Athyrium Opportunities Funds GP Holdings LLC, or Funds GP Holdings, Athyrium Opportunities Associates III LP, or Associates III LP, Athyrium Opportunities Associates III GP LLC, or Associates III GP and Jeffrey Ferrell. As the general partner of AOII Acquisition LP, Associates II LP may be deemed to beneficially own the shares of common stock held by AOII Acquisition LP and, as the general partner of AOIII Acquisition LP, Associates III LP may be deemed to beneficial own the shares common stock held by AOIII Acquisition LP. As the general partner of Associates II LP, GP Holdings may be deemed to beneficially own the shares held by Associates II LP and AOII Acquisition LP and as the general partner of Associates III LP, Associates III GP may be deemed to beneficially own the shares held by AOIII Acquisition LP and Associates III LP.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

(3)

Mr. Enloe holds stock options to purchase 16,181 shares of our common stock that may be exercised within 60 days of March 11, 2021. None of these options were granted pursuant to any of our equity compensation plans and were granted as an inducement grant pursuant to Nasdaq listing rule 5635(c)(4).

(4)

Mr. Lake holds 48,225 shares of our common stock, stock options to purchase 140,335 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 18,000 shares of our common stock that may vest and be settled within 60 days of March 11, 2021. Of the options, stock options to purchase 63,646 shares of our common stock were not granted pursuant to any of our equity compensation plans and were granted as an inducement grant pursuant to Nasdaq listing rule 5635(c)(4).

(5)

Mr. Ashton holds 44,992 shares of our common stock, stock options to purchase 96,258 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 8,363 shares of our common stock that may vest and be settled within 60 days of March 11, 2021.

(6)

Dr. Berelowitz holds 41,258 shares of our common stock, stock options to purchase 76,758 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 8,363 shares of our common stock that may vest and be settled within 60 days of March 11, 2021.

(7)

Mr. Churchill holds 42,694 shares of our common stock, stock options to purchase 84,258 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 8,363 shares of our common stock that may vest and be settled within 60 days of March 11, 2021. Mr. Churchill has shared voting and investment power with respect to 2,798,955 shares of our common stock that are held by SCP Vitalife, of which he is a partner.

(8)

Ms. Henwood holds (i) 216,719 shares of our common stock, including 50,000 shares of our common stock held by Ms. Henwood’s husband, Thomas Henwood, and (ii) stock options to purchase 689,402 shares of our common stock that may be exercised within 60 days of March 11, 2021. As spouses, Mr. and Ms. Henwood may be deemed to beneficially own the shares of our common stock that are held by the other spouse. Mr. and Ms. Henwood disclaim beneficial ownership of the shares of our common stock that are held by the other spouse.

(9)

Mr. Reasons holds 32,141 shares of our common stock, stock options to purchase 52,258 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 8,363 shares of our common stock that may vest and be settled within 60 days of March 11, 2021.

(10)

Mr. Weisman holds 49,694 shares of our common stock, stock options to purchase 84,258 shares of our common stock that may be exercised within 60 days of March 11, 2021 and restricted stock units covering 8,363 shares of our common stock that may vest and be settled within 60 days of March 11, 2021. Mr. Weisman has shared voting and investment power with respect to 2,798,955 shares of our common stock that are held by SCP Vitalife, of which he is a partner.

(11)

Includes 475,723 shares of our common stock, stock options to purchase 1,239,708 shares of our common stock that may be exercised within 60 days of March 11, 2021, restricted stock units covering 59,815 shares of our common stock that may vest and be settled within 60 days of March 11, 2021 and 2,798,955 shares that are held by SCP Vitalife, of which Mr. Churchill and Mr. Weisman are partners and have shared voting and investment power.

DELINQUENT SECTION 16(a) REPORTS

Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Common Stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of such copies and written representations from the Company’s reporting persons, the Company believes that all Section 16 filing requirements were fulfilled on a timely basis except that (i) Mr. Enloe filed one Form 4 that was late due to administrative delay in acquiring Mr. Enloe’s EDGAR filing codes, and (ii) Mr. Lake filed one late Form 4 reporting the withholding of stock to satisfy tax withholding obligations upon vesting of restricted stock awards.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 31

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information about equity compensation plans and individual compensation arrangements as of December 31, 2020:

	Number of securities to be issued upon exercise of outstanding options and other rights (a)		Weighted average exercise price of outstanding options and other rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,625,207	(2)	$8.24	3,923,453
Equity compensation plans not approved by security holders	798,622	(3)	6.82	—	(4)
Total	5,423,829		$8.03	3,923,453
(1)	Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.
(2)

Consists of outstanding options to purchase 3,335,835 shares of common stock and restricted stock units covering an aggregate of 1,289,372 shares of common stock. Shares of common stock in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

(3)

Consists of outstanding options to purchase 571,175 shares of common stock and restricted stock units covering an aggregate of 227,447 shares of common stock. that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4).

(4)

Our board of directors has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under shareholder-approved plans.

Our inducement grants typically contain terms and conditions that are materially the same as standard grants made under our 2018 amended and restated equity plan. Our inducement option grants typically have a ten-year term and vest in equal monthly installments over 48 months, subject generally to the continued service of the employee with us. Our inducement time-based restricted stock unit awards typically vest in equal annual installments over a four-year period, subject generally to the continued service of the employee with us. As described in footnote 4 to the Outstanding Equity Awards Table above, Mr. Enloe received an inducement performance-based restricted stock unit award that vests based upon meeting certain 2021 performance criteria, subject to continued service with us through the date on which performance achievement is determined by the Board.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Directors, Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 32

ITEMS TO BE VOTED ON

ITEM 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2024

At the Annual Meeting, our shareholders will vote on the election of three Class I director nominees named in this Proxy Statement as directors, each to serve until our 2024 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Winston Churchill, James Miller and Wayne B. Weisman for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF WINSTON CHURCHILL, JAMES MILLER AND WAYNE B. WEISMAN.	✓

ITEM 2: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 95 MILLION

The Board has approved an amendment to our Articles of Incorporation, to increase the number of authorized shares of common stock from 50 million to 95 million. Our Articles of Incorporation currently authorize the issuance of up to 50 million shares of common stock, par value $0.01 per share. As of our record date, March 11, 2021, approximately 31.0 million shares were issued and outstanding. Additionally, we have approximately 3.9 million shares reserved for issuance under the Plan. As of March 11, 2021, there are 4.3 million shares of our common stock issuable upon the exercise of stock options outstanding, 1.7 million shares of our common stock issuable upon the vesting and settlement of restricted stock units outstanding and 0.3 million shares of our common stock issuable upon the exercise of warrants outstanding. As a result, approximately 8.8 million shares of common stock remain available for future issuance. Appendix A to this Proxy Statement includes the text of the proposed amendment to the Company’s Articles of Incorporation. The Board believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of common stock available for issuance to 95 million in order to provide us with greater flexibility in managing the Company and ensure the ability of the Board to respond efficiently and effectively to any corporate needs that arise.

The primary purpose of the proposed amendment to increase our authorized common stock is to provide us with flexibility of action to raise additional capital or engage in a range of investment and strategic opportunities through equity financings. Approval of the proposed amendment will enable the Board to complete equity financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles of Incorporation increasing the number of authorized shares at the time of such action. In addition, the proposed increase in authorized capital will allow us to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approval. We have no specific current plans, arrangements or understandings for the issuance of our authorized shares common stock, except with respect to issuances pursuant to the Plan.

The issuance of common stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of common stock in a public or private sale, merger or in a similar transaction would increase the number of our outstanding shares, thereby diluting the interest of a party seeking to take over the Company. The proposed amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by us and their interest in the Company could be diluted by such issuances with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 95 MILLION

✓

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 33

ITEMS TO BE VOTED ON (continued)

ITEM 3: APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL

In the event that the number of shares of common stock present virtually or represented by proxy at the Annual Meeting and voting “FOR” the adoption of the proposal in Item 2 are insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL.

✓

ITEM 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our shareholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

We encourage our shareholders to read the “Summary Compensation Table” table and other related compensation tables and narrative disclosures, which describe the 2020 compensation of our named executive officers.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AT THE ANNUAL MEETING	✓

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 34

ITEMS TO BE VOTED ON (continued)

ITEM 5: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2021 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2009.

Shareholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2021 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although shareholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek shareholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the shareholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.	✓

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 35

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Shareholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2022 Annual Meeting of Shareholders, shareholder proposals must be received by us no later than November 25, 2021. If we change the date of the 2022 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2022 Annual Meeting in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Shareholders intending to present a proposal or nominate a director for election at our 2022 Annual Meeting of Shareholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2022 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal or nomination no earlier than November 21, 2021 and no later than the close of business on December 21, 2021. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the shareholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

AVAILABILITY OF MATERIALS

Our 2020 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.recrocdmo.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock without charge upon written request to Chief Financial Officer, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.proxyvote.com.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 36

APPENDIX A

ARTICLES OF AMENDMENT

OF

RECRO PHARMA, INC.

In compliance with the requirements of the applicable provisions (relating to articles of amendment) of the Pennsylvania Business Corporation Law of 1988, as amended, the undersigned, desiring to amend its Second Amended and Restated Articles of Incorporation, hereby states that:

1.	The name of the Corporation is Recro Pharma, Inc. (the “Corporation”).

2.	The address of the Corporation’s registered office in the Commonwealth of Pennsylvania is 490 Lapp Road, Malvern, Pennsylvania 19355, Chester County.

3.	The Corporation was incorporated under the Pennsylvania Business Corporation Law of 1988.

4.	The date of the Corporation’s incorporation was November 15, 2007.

5.	The amendment shall be effective upon filing these Articles of Amendment in the Pennsylvania Department of State.

6.	The amendment was adopted by the Corporation by the Board of Directors and shareholders of the Corporation under 15 Pa.C.S. §§ 1912(a) and 1914(a).

7.	The amendment adopted by the Corporation is:

RESOLVED, that the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph of Article IV in its entirety as follows:

“The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is one hundred five million (105,000,000) shares, of which ninety-five million (95,000,000) of such shares shall be common stock, par value $0.01 per share (the ‘Common Stock’), and ten million (10,000,000) shares shall be preferred stock, with a par value of $0.01 per share, to be designated by the board of directors of the Corporation (the ‘Board of Directors’), from time to time, as described below (the ‘Preferred Stock’).”

8.	Except as set forth in these Articles of Amendment, the Second Amended and Restated Articles of Incorporation remain in full force and effect.

[Remainder of Page Intentionally Blank]

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 37

APPENDIX A (continued)

IN TESTIMONY WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof on this ______ day of ____________, 2021.

RECRO PHARMA, INC
By:
Name:	J. David Enloe, Jr.
Title:	President and Chief Executive Officer

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement | 38

RECRO PHARMA, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/REPH2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D44125-P54106

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RECRO PHARMA, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:

01) Winston Churchill
02) James Miller
03) Wayne B. Weisman

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

D44126-P54106

RECRO PHARMA, INC.
2021 Annual Meeting of Shareholders
April 20, 2021 - 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints J. David Enloe, Jr. and Ryan D. Lake, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RECRO PHARMA, INC. that the undersigned is entitled to vote at the 2021 Annual Meeting of Shareholders to be held virtually at 9:00 AM, EDT, on April 20, 2021 via www.virtualshareholdermeeting.com/REPH2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side